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                                                                      EXHIBIT 99



                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  ------------

                                   FORM 11-K

                                 ANNUAL REPORT

        PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

(Mark One):

[ X ] ANNUAL REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934.

For the fiscal year ended December 31, 1997

                                       OR

[  ]    TRANSITION REPORT PURSUANT TO SECTION 15(d) OF THE SECURITIES EXCHANGE
        ACT OF 1934 [NO FEE REQUIRED].

         For the transition period from                 to
                                        ---------------    --------------

COMMISSION FILE NUMBER 1-13782

     A. Full title of the plan and the address of the plan, if different from that of the issuer named below:

                         Westinghouse Air Brake Company
                    Employees Stock Ownership Plan and Trust

     B. Name of issuer of the securities held pursuant to the plan and the address of its principal executive office:

             Westinghouse Air Brake Company, 1001 Air Brake Avenue,
                         Wilmerding, Pennsylvania 15148


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     The Westinghouse Air Brake Company Employee Stock Ownership Plan and Trust
is subject to the Employee Retirement Income Security Act of 1974. The required financial statements will be filed by amendment within the time prescribed by the rules of Form 11-K.

                                   SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the ESOP Committee of Westinghouse Air Brake Company has duly caused this annual report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Westinghouse Air Brake Company
                                             Employee Stock Ownership Plan
                                             and Trust

                                             By /s/ KEVIN P. CONNER
                                                --------------------------------
                                                    Kevin P. Conner
                                                    Member of the ESOP Committee


February 26, 1998


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